                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                            -------------------------

       Date of Report (Date of earliest event reported) : OCTOBER 15, 2003

                          MERRILL LYNCH DEPOSITOR, INC.
                (ON BEHALF OF PPLUS TRUST (R) SERIES VAL-1 TRUST)
             (Exact name of registrant as specified in its charter)

       DELAWARE                   333-88166-03                   13-3891329
   (State or other                (Commission                (I. R. S. Employer
   jurisdiction  of               File Number)               identification No.)
    incorporation)

WORLD FINANCIAL CENTER,                                             10080
  NEW YORK,  NEW YORK                                            (Zip Code)
 (Address of principal
  executive offices)

                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 1.        CHANGES IN CONTROL OF REGISTRANT

               Not Applicable

ITEM 2.        ACQUISITION OF DISPOSITION OF ASSETS

               Not Applicable

ITEM 3.        BANKRUPTCY OR RECEIVERSHIP

               Not Applicable

ITEM 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               Not Applicable

ITEM 5.        OTHER EVENTS

               1. Distribution to holders of the PPLUS Trust (R) Series VAL-1 Certificates on October 15, 2003.

ITEM 6.        RESIGNATION OF REGISTRANT'S DIRECTORS

                    Not Applicable

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

               (a)  Financial statements of business acquired.

                    Not applicable

               (b)  Pro forma financial information.

                    Not applicable.

               (c)  Exhibits.

               1. Trustee's report in respect of the October 15, 2003 distribution to holders of the PPLUS Trust (R) Series VAL-1 Certificates

ITEM 8.             CHANGE IN FISCAL YEAR

                    Not Applicable.

ITEM 9.             SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

                    Not Applicable

                                            SIGNATURES

                    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                              MERRILL LYNCH DEPOSITOR, INC.

                    Date: October 15, 2003      By:     /s/ Barry N. Finkelstein
                                                Name:   Barry N. Finkelstein
                                                Title:  President

                                  EXHIBIT INDEX

            99.1 Trustee's report in respect of the October 15, 2003 distribution to holders of the PPLUS Trust (R) Series VAL-1 Certificates